JULIUS BAER INVESTMENT
                                     FUNDS

                         Julius Baer Global Income Fund
                     Julius Baer International Equity Fund

                    SUPPLEMENT DATED DECEMBER 8, 2000 TO THE
                       PROSPECTUS DATED JANUARY 31, 2000
              THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS

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FOR THE JULIUS BAER INTERNATIONAL EQUITY FUND AND THE JULIUS BAER GLOBAL INCOME
FUND

INFORMATION REGARDING A CHANGE IN INVESTMENT ADVISER TO THE FUNDS

At a shareholder meeting of the Julius Baer Investment Funds held on December 6, 2000, shareholders of each Fund approved new investment advisory agreements between their Fund and Julius Baer Investment Management Inc. ("JBIMI") located at 330 Madison Avenue, New York, New York 10017. The new investment advisory agreements will become effective on January 1, 2001. Until that time, each Fund will continue to be managed by Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY") located at 330 Madison Avenue, New York, NY 10017. The personnel providing research and rendering investment advice to each Fund will be transferred as a business unit from BJB-NY to JBIMI so that there will be no material changes in the advisory personnel who manage the Funds. Also, the terms of the new advisory agreements between each of the Funds and JBIMI are substantially identical to the terms of the former advisory agreements with BJB-NY, except for different effective and termination dates. Specifically, the new advisory agreements approved by shareholders on December 6, 2000 did not result in a change in advisory fees paid by the Funds. Prior to July 1, 1998, JBIMI served as the investment adviser to the Global Income Fund.

JBIMI is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of August 31, 2000, JBIMI had assets under management of approximately $5.7 billion.

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IN THE PROSPECTUS UNDER THE SECTIONS "THE FUND'S FEES AND EXPENSES"  FOOTNOTE 1
IS AMENDED TO READ AS FOLLOWS:

   1./ If you purchase shares on or after November 15, 1999, you will pay a redemption fee of 2% of the amount redeemed if those shares are sold 90 days or less from the date that they were purchased. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time. For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee. Your bank may also charge you a fee for receiving wires.

IN THE SECTION "PURCHASING YOUR SHARES" THE FIRST PARAGRAPH UNDER "MORE INFORMATION ABOUT EXCHANGES" IS AMENDED TO READ AS FOLLOWS:

A redemption fee of 2% of the amount redeemed will apply to shares exchanged for shares of the other Fund if the shares redeemed were purchased on or after November 15, 1999, and are exchanged 90 days or less after they were purchased. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

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IN THE SECTION "SELLING YOUR SHARES" THE FIRST PARAGRAPH UNDER "REDEMPTION FEE"
IS AMENDED TO READ AS FOLLOWS:

For shares purchased on or after November 15, 1999, a redemption fee of 2% of the value of the shares sold will be imposed on Class A shares and Class I shares redeemed 90 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

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IN THE  PROSPECTUS  UNDER  THE  SECTION  "INVESTMENT  MINIMUMS"  THE  FOLLOWING
PARAGRAPH IS ADDED AS FOLLOWS:

You may purchase Class I shares only if you meet the criteria under "Share Classes" and you meet the mandatory monetary minimums set forth in the table. If you do not qualify to purchase Class I shares and you request to purchase Class I shares, your request will be treated as a purchase request for Class A shares or declined.


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FOR THE JULIUS BAER INTERNATIONAL EQUITY FUND

The Adviser's contractual agreement to waive that portion of its fee equal to an annual rate of 0.15% of the Fund's average daily net assets will expire on November 15, 2000, and will not be renewed.







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